UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Prudential Investment Portfolios 16
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TARGET CONSERVATIVE ALLOCATION FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

May 27, 2014

Dear Shareholder:

I am writing to ask you to vote on important proposals (the "Proposals") relating to (1) a proposal to change the subadvisers of the Target Conservative Allocation Fund (the "Fund"), a series of Prudential Investment Portfolios 16 (the "Trust") and (2) a proposal to permit the Fund's manager to enter into or make material changes to your Fund's subadvisory agreements with both unaffiliated subadvisers and subadvisers that are wholly-owned subsidiaries of the manager or a sister company of the manager ("wholly-owned subadvisers") without shareholder approval. Specifically, with respect to Proposal (1), you are being asked to approve new subadvisory agreements between Prudential Investments ("PI"), the Fund's manager, and each of the following subadvisers that are affiliates of PI: Quantitative Management Associates LLC ("QMA"); Jennison Associates LLC ("Jennison"); Prudential Fixed Income ("PFI"), a business unit of Prudential Investment Management, Inc. ("PIM"); and Prudential Real Estate Investors (PREI® or "PREI"), a business unit of PIM, each a Prudential Financial company (collectively, the "New Subadvisers"). If the new subadvisory agreements are approved, the Fund will be repositioned and change its name to Prudential Income Builder Fund, and the Fund will transition from one that uses a static investment strategy that may be adjusted from time to time to one utilizing a dynamic asset allocation strategy. If one or more of the new subadvisory agreements are not approved by shareholders, PI may determine to implement the new subadvisory agreements that are approved by shareholders, including the corresponding changes in investment strategies. The shareholders' meeting (the "Meeting") is scheduled for August 14, 2014 at 1:00 p.m. Eastern time.

The Board of Trustees of the Trust, on behalf of the Fund, has reviewed and approved the Proposals and recommended that the Proposals be presented to shareholders of the Fund for their consideration. Although the Trustees have determined that the Proposals are in your best interests, the final decision to approve the Proposals is up to you.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

The accompanying proxy statement includes a detailed description of the Proposals. Please read the enclosed materials carefully and cast your vote.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the Meeting to be considered.

•  By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered prior to 11:59 p.m. Eastern Time on the business day prior to the Meeting to be counted.

•  By Telephone. If your fund shares are held in your own name, call 1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. on the business day prior to the Meeting to be counted.

•  In Person. By attending the meeting and voting your interest.

Thank you for your participation.

If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the Proposals and in accordance with the views of management upon any unexpected matters that come before the Meeting or any adjournment of the Meeting.

If you have any questions before you vote, please call D. F. King & Co., Inc., at 1-800-431-9642 toll-free. They will be happy to help you understand the proposal and assist you in voting.

  Stuart S. Parker
  President

PRUDENTIAL INVESTMENT PORTFOLIOS 16

TARGET CONSERVATIVE ALLOCATION FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On
August 14, 2014

To the Shareholders of the Target Conservative Allocation Fund, a series of Prudential Investment Portfolios 16:

Notice is hereby given that a special meeting of the shareholders of the Target Conservative Allocation Fund (the "Target Fund") of Prudential Investment Portfolios 16 (the "Trust") will be held at the offices of Prudential Investments LLC ("PI"), Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077 on August 14, 2014 at 1:00 p.m. Eastern time or at such adjourned time as may be necessary to vote (the "Meeting"). The purpose of the Meeting is to consider and act upon the Proposals listed below and to transact such other business as may properly come before the Meeting:

Proposals:

1.  To approve new subadvisory agreements between PI and each of the following affiliated subadvisers (collectively, the "New Subadvisers") with respect to the Target Fund:

(a) Quantitative Management Associates LLC ("QMA");

(b) Jennison Associates LLC ("Jennison");

(c) Prudential Fixed Income ("PFI"), a business unit of Prudential Investment Management, Inc. ("PIM"); and

(d) Prudential Real Estate Investors (PREI® or "PREI"), a business unit of PIM; and

2.  To permit PI to enter into or make material changes to your Fund's subadvisory agreements with both unaffiliated subadvisers and subadvisers that are wholly-owned subsidiaries of the manager or a sister company of the manager ("wholly-owned subadvisers") without shareholder approval.

Proposal 1 corresponds to the planned:

•  termination of Eagle Asset Management, Inc.; EARNEST Partners, LLC; Epoch Investment Partners, Inc.; Pacific Investment Management Company LLC; Hotchkis and Wiley Capital Management, LLC; Massachusetts Financial Services Company; Vaughan Nelson Investment Management, L.P.; and NFJ Investment Group LLC (collectively, the "Current Subadvisers"), the existing subadvisers for the Target Fund, each of which is unaffiliated with the manager,

•  retention of the New Subadvisers as the subadvisers for the Target Fund, each of which is affiliated with the manager,

•  implementation by the New Subadvisers of new investment strategies for the Target Fund as described in greater detail in the Proxy Statement attached to this Notice, and

•  name change for the Target Fund from the Target Conservative Allocation Fund to the Prudential Income Builder Fund.

The Board of Trustees of the Trust (the "Board") has fixed the close of business on May 16, 2014 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only beneficial owners of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each full share of the Target Fund is entitled to one vote on the Proposals and each fractional share of the Target Fund is entitled to a corresponding fractional vote on the Proposals.

The Board considered the following factors, provided by PI, regarding the potential benefits to shareholders resulting from the transition to the Repositioned Fund:

•  Potential for improved performance;

•  Greater opportunity for income generation;

•  Reduction in overall expenses, including a reduction in management fees (based on the Fund's current size) and the addition of a contractual fee waiver and/or expense reimbursement, which will decrease the Fund's net total expenses;

•  Access to additional and non-traditional sub-classes to provide greater diversification; and

•  Potential for asset growth of the Fund, which in the long term may lower the expenses of the Fund.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting in person, you are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone as described in the Proxy Statement. The enclosed voting instruction card is being solicited on behalf of the Board.

Your vote is important. In order to avoid the unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, date and sign it, and return it promptly in the envelope provided, no matter how large or small your investment. You may revoke your instruction at any time prior to its use. Therefore, by appearing at the meeting in person, and requesting revocation prior to the voting, you may revoke the proxy card and you can then vote in person.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

By order of the Board of Trustees of Prudential Investment Portfolios 16,

  Deborah A. Docs
  Secretary
  Prudential Investment Portfolios 16

Dated: May 27, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY STATEMENT

The Proxy Statement is available at www.prudentialfunds.com/fundchanges

PRUDENTIAL INVESTMENT PORTFOLIOS 16

Target Conservative Allocation Fund
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

PROXY STATEMENT DATED MAY 27, 2014
Special Meeting of Shareholders
To Be Held August 14, 2014

This Proxy Statement is furnished in connection with a special meeting of shareholders of the Target Conservative Allocation Fund (the "Target Fund" or the "Fund"), a series of Prudential Investment Portfolios 16 (the "Trust"), and any adjournment thereof (the "Meeting"). The Board of Trustees of the Trust (the "Board") has called the Meeting for shareholders to approve new subadvisory agreements (the "New Subadvisory Agreements") between PI and each of the following affiliated subadvisers (collectively, the "New Subadvisers") with respect to the Target Fund: Quantitative Management Associates ("QMA"); Jennison Associates LLC ("Jennison"); Prudential Fixed Income ("PFI"), a business unit of Prudential Investment Management, Inc. ("PIM"); and Prudential Real Estate Investors (PREI®), a business unit of PIM (collectively, the "New Subadvisers") with respect to the Fund. Each New Subadviser is affiliated with Prudential Investments LLC ("PI" or the "Manager"). Shareholders of the Fund are also being asked to approve a proposal to permit PI to enter into or make material changes to the Fund's subadvisory agreements with both unaffiliated subadvisers and subadvisers that are wholly-owned subsidiaries of the Manager or a sister company of the Manager ("wholly-owned subadvisers") without shareholder approval. The proposal for appointment of the New Subadvisers is referred to herein from time to time as "Proposal 1" and the proposal to permit PI to enter into or make material changes to the Fund's subadvisory agreements with both unaffiliated subadvisers and wholly-owned subadvisers is referred to herein from time to time as "Proposal 2." If shareholders of the Fund approve all of the sub-proposals in Proposal 1, PI will implement the new investment strategies for the Fund. If a sub-proposal is not approved, the Manager may determine to implement the sub-proposals that are approved by shareholders, including the corresponding changes in investment strategies.

Proposal 1 corresponds to the planned:

•  termination of Eagle Asset Management, Inc.; EARNEST Partners, LLC; Epoch Investment Partners, Inc.; Pacific Investment Management Company LLC; Hotchkis and Wiley Capital Management, LLC; Massachusetts Financial Services Company; Vaughan Nelson Investment Management, L.P.; and NFJ Investment Group LLC (collectively, the "Current Subadvisers") as the existing subadvisers for the Fund. Each of the Current Subadvisers is unaffiliated with the Manager,

•  retention of the New Subadvisers as the subadvisers for the Fund. Each New Subadviser is affiliated with the Manager,

•  implementation by the New Subadvisers of new investment strategies for the Fund as described in greater detail in this Proxy Statement, and

•  name change for the Fund from the Target Conservative Allocation Fund to the Prudential Income Builder Fund (referred to herein as the "Repositioned Fund").

Expenses of the Repositioned Fund are expected to decrease as a result of the implementation of Proposal 1, including a reduction in management fees (based on the Fund's current size) and the addition of a contractual fee waiver and/or expense reimbursement which will decrease the Fund's net total assets.

The Current Subadvisers to the Fund will be terminated, the New Subadvisers will be retained, and the name change will be implemented only if shareholders approve the New Subadvisory Agreements with respect to the Fund as described in this Proxy Statement. If one or more of the New Subadvisory Agreements are not approved by shareholders, PI may determine to implement the New Subadvisory Agreements that are approved by shareholders, including the corresponding changes in investment strategies.

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077 on August 14, 2014 at 1:00 p.m. Eastern Time. The Board is soliciting these voting instructions on behalf of the Target Fund. This Proxy Statement will first be sent to shareholders of the Target Fund on or about June 12, 2014. The close of business on May 16, 2014 (the "Record Date") has been fixed by the Board as the record date for the determination of shareholders of the Target Fund entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 9,916,274.949 outstanding shares of the Target Fund.

Copies of the Fund's most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders of the Fund may obtain without charge additional copies of the Fund's annual and semi-annual reports by writing the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by calling (800) 752-6342. A copy of this Proxy Statement is available at the Fund's website at www.prudentialfunds.com/fundchanges.

A single proxy statement will be delivered to multiple shareholders having the same last name and address, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

Every year we will send you an annual report (along with an updated prospectus), a semi-annual report, which contain important financial information about the Fund and any applicable proxy statements. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report, one annual prospectus and one proxy statement, as applicable, per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

INTRODUCTION

Fund Background and Management

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust, which is organized as a Delaware statutory trust, is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the manager of the Target Fund. As of March 31, 2014, PI served as the manager or co-manager to open-end investment companies and as manager or administrator to closed-end investment companies with aggregate assets of approximately $241.7 billion. Investment advisory services are currently provided to the Target Fund by the Manager at the addresses listed above and by the Current Subadvisers at their respective addresses listed in Exhibit A to this proxy statement.

Prudential Mutual Fund Services LLC ("PMFS"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Trust. PMFS is an affiliate of the Manager. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. BNY Mellon Asset Servicing (U.S.) Inc. ("BNYAS") serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.

Prudential Investment Management Services LLC, Gateway Center Three, 14th Floor, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of all of the shares of the Trust. The Distributor is an affiliate of the Manager.

Reasons for the Meeting

At a special Board meeting held on April 30, 2014 (the "April Board Meeting"), the Board considered presentations made by the Manager and the New Subadvisers concerning changes to the Target Fund's subadvisory arrangements, investment strategy and name (such changes are collectively referred to herein from time to time as the "Fund Repositioning"). The Manager and the Board are proposing the New Subadvisers in order to enable the Manager to have the New Subadvisers implement a new investment strategy for the Fund.

Specifically, if the new Subadvisory Agreements between PI and each of the New Subadvisers to serve as subadvisers to the Target Fund are approved by the shareholders of the Target Fund, the effective date of the new strategies is expected to occur during the second half of 2014 and the Fund's name will be changed from the "Target Conservative Allocation Fund" to the "Prudential Income Builder Fund." If one or more of the New Subadvisory Agreements are not approved by shareholders, the Manager may determine to implement the New Subadvisory Agreements that are approved by shareholders, including the corresponding changes in investment strategies.

If shareholders approve the sub-proposals in Proposal 1, the Target Fund's investment objective and investment strategies would be changed. If a sub-proposal is not approved, the Manager may determine to implement the sub-proposals that are approved by shareholders. The Target Fund currently seeks current income and a reasonable level of capital appreciation as its investment objective. If Proposal 1 is approved, the Repositioned Fund will seek income and long-term capital growth as its investment objective.

The table below highlights the current principal investment strategies of the Target Fund and the Repositioned Fund.

	Current Investment Strategies of Target Fund	Investment Strategies in the Repositioned Prudential Income Builder Fund
Objective:	Current income and a reasonable level of capital appreciation	Income and long-term capital growth.
Investment Strategy:	• Invests in a diversified portfolio of equity and debt obligations.
• May invest approximately 40% (and up to 45%) of total assets in common stocks.
• May invest up to 15% in small capitalization stocks.
• May invest approximately 60% (and up to 65%) of total assets in debt securities of varying credit quality.
• May invest up to 20% of total assets in foreign equity securities.
• May invest up to 30% of total assets in securities denominated in foreign currencies (no more than 15% in emerging market currencies).
• May invest up to 25% of total assets in derivatives (with up to 15% of net assets in swaps).
• May invest up to 35% of total assets in mortgage related securities and up to 25% of total assets in asset-backed securities.
• May invest up to 35% of total assets in junk bonds.
• May invest in exchange-traded funds ("ETFs") subject to applicable limits
• May invest up to 20% of total assets in convertible and preferred securities.	• Primarily invests in a diversified portfolio of fixed income investments and equity and equity-related securities.
• May invest approximately 20% to 80% of total assets in equity and equity-related securities.
• Equity and equity-related securities include common stocks, securities convertible or exchangeable for common stock, preferred securities, warrants and rights, ETFs, investments in various types of business ventures including partnerships and joint ventures and business development companies (subject to applicable limits), real estate securities, securities of real estate investment trusts and income and royalty trusts, American Depositary Receipts and other similar securities issued by U.S. or foreign companies, including emerging markets, of any market capitalization. May include securities issued in an initial public offering (an "IPO").
• May invest up to 25% of total assets in publicly-traded master limited partnerships ("MLPs").
• May invest approximately 20% to 80% of total assets in fixed income investments.
• Fixed income investments include all types of bonds (except preferred securities) of varying maturities and credit quality (including "junk" bonds), such as U.S. Government securities, mortgage-related and asset-backed securities, convertibles, corporate debt securities, foreign securities. Such investments may be denominated in U.S. currency or foreign currencies.

Current Investment Strategies of Target Fund	Investment Strategies in the Repositioned Prudential Income Builder Fund
• May invest in other Prudential mutual funds ("Underlying Prudential Funds") and ETFs. Such investments will be included in the appropriate market segment based on the primary investment focus of the Underlying Prudential Fund or ETF.
• May invest up to 25% of total assets in derivatives, including options, futures and swaps (including, but not limited to, credit default swaps and interest rate swaps).

For the Repositioned Fund, QMA will dynamically allocate among the different market segments within equities and equity-related securities and fixed income obligations. Asset allocation decisions will be determined using a combination of quantitative tools and the judgment of QMA's investment professionals.

The Board has approved the New Subadvisory Agreements, the hiring of the New Subadvisers, the termination of the Current Subadvisers, the Fund Repositioning, the calling of the Meeting, and the submission to shareholders of the Proposal to hire the New Subadvisers as the subadvisers to the Fund.

The Board considered the following factors, provided by PI, regarding the potential benefits to shareholders resulting from the transition to the Repositioned Fund:

•  Potential for improved performance;

•  Greater opportunity for income generation;

•  Reduction in overall expenses, including a reduction in management fees (based on the Fund's current size) and the addition of a contractual fee waiver and/or expense reimbursement, which will decrease the Fund's net total expenses;

•  Access to additional and non-traditional sub-classes to provide greater diversification; and

•  Potential for asset growth of the Fund, which in the long term may lower the expenses of the Fund.

The sub-proposals in Proposal 1 involve the approval of the appointment of the New Subadvisers. If shareholders approve the sub-proposals in Proposal 1, the Manager will retain the New Subadvisers, the Current Subadvisers will be terminated, the Target Fund's investment objective and investment strategy will change, and the name change for the Target Fund will be implemented. If a sub-proposal is not approved, the Manager may determine to implement the sub-proposals that are approved by shareholders.

The proposed termination of unaffiliated Current Subadvisers as subadvisers for the Target Fund, the retention of the affiliated New Subadvisers as subadvisers for the Target Fund, the investment objective and strategy change, and the name change for the Target Fund would not go into effect if Target Fund shareholders do not approve any of the sub-proposals in Proposal 1. Instead, the Target Fund will continue to operate in accordance with its current investment objective and investment strategies and the Board will consider other alternatives. However, if one or more of the sub-proposals are approved, the Manager may determine to implement such sub-proposals (and corresponding changes in investment strategies) that are approved by shareholders.

PROPOSAL NO. 1

To Approve New Subadvisory Agreements Between
Prudential Investments LLC and Each of the Following Affiliated
Subadvisers With Respect to the Fund:
(A) Quantitative Management Associates LLC,
(B) Jennison Associates LLC,
(C) Prudential Investment Management, Inc., on Behalf of Its Business Unit,
Prudential Fixed Income,
and (D) Prudential Investment Management, Inc., on Behalf of Its Business Unit,
Prudential Real Estate Investors

The Board, including a majority of the Trustees of the Trust who are not "interested persons" of the Trust under the 1940 Act (collectively, the "Independent Trustees"), has approved, and recommends that the shareholders of the Fund approve, the appointment of the affiliated New Subadvisers as the subadvisers to the Target Fund. A form of the proposed subadvisory agreement between PI and each of the New Subadvisers is included as Exhibit B to this proxy statement. The proposed New Subadvisory Agreements between PI and each of the New Subadvisers were approved by the Board at the April Board Meeting. In addition to shareholder approval, the proposed New Subadvisory Agreements between PI and each of the New Subadvisers are subject to "in person" Board approval at the meeting of the Board to be held on June 9-11, 2014 (the "June Board Meeting"), as required by Section 15(c) of the 1940 Act.

PI may terminate the Current Subadvisers without shareholder vote. PI and the mutual funds advised by PI (the "Funds") operate under an exemptive order from the Securities and Exchange Commission (the "SEC") that generally permits Pl to enter into or amend agreements with unaffiliated investment subadvisers with Board approval and without shareholder vote. PI and the New Subadvisers are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. Each of the New Subadvisers is an affiliate of PI.

The information below should be reviewed in connection with the proposed New Subadvisory Agreements with respect to each of the New Subadvisers. Shareholders will be asked to consider and vote upon the proposed New Subadvisory Agreement with each New Subadviser separately. If none of the New Subadvisory Agreements with the New Subadvisers are approved by shareholders, the Target Fund will continue to operate in accordance with its current investment objective and investment strategies and the Board will consider other alternatives. However, if one or more of the sub-proposals are approved, the Manager may determine to implement the sub-proposals (and corresponding changes in investment strategies) that are approved by shareholders.

Comparative Fee and Expense Information

Subadvisory Fees. The subadvisory fees payable to the New Subadvisers will be paid by the Manager and not by the Fund. The Repositioned Fund's net annual operating expenses are not expected to increase as a result of the implementation of Proposal 1. The proposed contractual subadvisory fee rates between the Manager and the New Subadvisers, and the current contractual subadvisory fee rates between the Manager and the Current Subadvisers, are shown below.

Subadviser	Annualized Contractual Subadvisory Fee Rate as a Percentage of Average Daily Net Assets*
NEW SUBADVISERS
QMA	0.175%
Jennison	0.425% to $500 million; 0.40% over $500 million to $1 billion; 0.375% over $1 billion
PFI	Broad Market High Yield: 0.25% Emerging Markets Debt: 0.45% to $200 million; 0.40% over $200 million
PREI	0.40%
CURRENT SUBADVISERS
Eagle Asset Management, Inc.	0.50% to $50 million; 0.45% over $50 million
EARNEST Partners, LLC	0.40%
Epoch Investment Partners, Inc.	0.275% to $1 billion; 0.20% over $1 billion
Pacific Investment Management Company LLC	0.25% to $1 billion; 0.225% over $1 billion
Hotchkis and Wiley Capital Management, LLC	0.30%
Massachusetts Financial Services Company	0.375% on first $250 million; 0.325% on next $250 million; 0.300% on next $250 million; 0.275% on next $250 million; 0.25% on next $500 million; 0.225% over $1.5 billion
Vaughan Nelson Investment	0.40% to $250 million;
Management, L.P.	0.35% over $250 million
NFJ Investment Group LLC	0.40% on first $50 million; 0.38% on next $50 million; 0.34% on next $50 million; 0.30% on next $200 million; 0.28% over $350 million

*  For purposes of the fee calculations, the Current Subadvisers (other than Hotchkis and Wiley Capital Management, LLC) aggregate fund assets they manage for PI that are managed in substantially the same investment style. The New Subadvisers do not aggregate fund assets under management in similar styles for purposes of fee calculations.

Other than the different subadvisory fee rates, the proposed New Subadvisory Agreements with the New Subadvisers are substantially similar to the current subadvisory agreements for the Target Fund. The Manager notes that the proposed subadvisory fee rates with respect to the Repositioned Fund were separately negotiated between the Manager and the New Subadvisers. The Manager recognizes that if the proposed New Subadvisory Agreements with the New Subadvisers are approved, the net management fee to be retained by the Manager (i.e., the investment management fees received by the Manager minus the subadvisory fees to be paid to the New Subadvisers by the Manager) with respect to the Repositioned Fund will be lower than that retained by the Manager in connection with the current subadvisory arrangements for the Target Fund. The current investment management and subadvisory fee arrangements for the Target Fund reflect the negotiated business arrangements between the Manager and the relevant subadviser. The size of the Manager's net investment management fee rate for a given fund (i.e., investment management fee rate minus subadvisory fee rate) will depend upon the fee arrangements that the Manager was able to negotiate with the relevant subadviser.

Considerations and Recommendation

The proposed Income Builder strategy will be a new strategy for the New Subadvisers. The following are factors to consider regarding the New Subadvisers and their extensive experience and capabilities:

• QMA, which is proposed to serve as the asset allocator for the Fund, is a leader in designing asset allocation strategies to help meet a broad range of investment objectives. QMA has been managing asset allocation strategies since 1975, and, as of March 31, 2014, has approximately $110.5 billion in assets under management in asset allocation strategies. QMA will dynamically allocate among the different market segments within equities and equity-related securities and fixed income obligations. Asset allocation decisions will be determined using a combination of quantitative tools and the judgment of QMA's investment professionals.
• Jennison is proposed to manage the Fund's assets allocated to equity income strategies. As of March 31, 2014, Jennison managed in excess of $178 billion in assets. Jennison (including its predecessor, Jennison Associates Capital Corp.) is a registered investment adviser founded in 1969.
• PFI is proposed to manage the Fund's assets allocated to high yield and emerging markets debt strategies. As of March 31, 2014, PFI managed approximately $418 billion in assets.
• PREI is proposed to manage the Fund's assets allocated to real estate assets. PREI, comprised of fund management centers in the United States in Madison, NJ and Atlanta, GA, and globally in Munich, London, Singapore and Mexico City, is supported by a network of local offices throughout the world. Its specialized operating units offer a broad range of real estate investment opportunities and investment management services in the United States, Europe, Asia and Latin America. PREI managed $55.7 billion in gross real estate assets ($41 billion net) as of December 31, 2013.

The Board considered the following factors, provided by PI, regarding the potential benefits to shareholders resulting from the transition to the Repositioned Fund:

•  Potential for improved performance;

•  Greater opportunity for income generation;

•  Reduction in overall expenses, including a reduction in management fees (based on the Fund's current size) and the addition of a contractual fee waiver and/or expense reimbursement, which will decrease the Fund's net total expenses;

•  Access to additional and non-traditional sub-classes to provide greater diversification; and

•  Potential for asset growth of the Fund, which in the long term may lower the expenses of the Fund.

The Board recommends Proposal 1 as being in the best interests of the Fund's shareholders for the above reasons.

Description of the Repositioning

A description of the contemplated changes to the Target Fund's investment strategy is set forth below. The Board approved these changes at the April Board Meeting. Implementation of these changes, however, is subject to receipt of the required shareholder approval with respect to Proposal 1. However, if one or more of the sub-proposals are approved, the Manager may determine to implement such sub-proposals (and corresponding changes in investment strategies) that are approved by shareholders. In addition to the shareholder approval, the proposed subadvisory agreements between PI and each of the New Subadvisers are also subject to "in person" Board approval at the June Board Meeting, as required by Section 15(c) of the 1940 Act.

Current and Proposed Investment Objective. The investment objective of the Target Fund is to seek current income and a reasonable level of capital appreciation. The investment objective of the proposed Repositioned Fund is to seek income and long-term capital growth. The current and proposed investment objectives are non-fundamental investment policies of the Fund and may be changed by the Board without shareholder approval. No assurance can be given that the Target Fund or the Repositioned Fund will achieve its investment objective.

Highlights of Proposed Changes in Investment Policies and Strategy

	Current Investment Strategies	Investment Strategies in the Repositioned Prudential Income Builder Fund
Objective:	Current income and a reasonable level of capital appreciation	Income and long-term capital growth.
Investment Strategy:	• Invests in a diversified portfolio of equity and debt obligations.
• May invest approximately 40% (and up to 45%) of total assets in common stocks.
• May invest up to 15% in small capitalization stocks.
• May invest approximately 60% (and up to 65%) of total assets in debt securities of varying credit quality.
• May invest up to 20% of total assets in foreign equity securities.	• Primarily invests in a diversified portfolio of fixed income investments and equity and equity-related securities.
• May invest approximately 20% to 80% of total assets in equity and equity-related securities.

Current Investment Strategies	Investment Strategies in the Repositioned Prudential Income Builder Fund
• May invest up to 30% of total assets in securities denominated in foreign currencies (no more than 15% in emerging market currencies).
• May invest up to 25% of total assets in derivatives (with up to 15% of net assets in swaps).
• May invest up to 35% of total assets in mortgage related securities and up to 25% of total assets in asset-backed securities.
• May invest up to 35% of total assets in junk bonds.
• May invest in exchange-traded funds ("ETFs") subject to applicable limits
• May invest up to 20% of total assets in convertible and preferred securities.	• Equity and equity-related securities include common stocks, securities convertible or exchangeable for common stock, preferred securities, warrants and rights, ETFs, investments in various types of business ventures including partnerships and joint ventures and business development companies (subject to applicable limits), real estate securities, securities of real estate investment trusts and income and royalty trusts, American Depositary Receipts and other similar securities issued by U.S. or foreign companies of any market capitalization. May include securities issued in an initial public offering (an "IPO").
• May invest up to 25% of total assets in publicly-traded master limited partnerships ("MLPs").
• May invest approximately 20% to 80% of total assets in fixed income investments.
• Fixed income investments include all types of bonds (except preferred securities) of varying maturities and credit quality (including "junk" bonds), such as U.S. Government securities, mortgage-related and asset-backed securities, convertibles, corporate debt securities, foreign securities. Such investments may be denominated in U.S. currency or foreign currencies.
• May invest in other Prudential mutual funds ("Underlying Prudential Funds") and ETFs. Such investments will be included in the appropriate market segment based on the primary investment focus of the Underlying Prudential Fund or ETF.
• May invest up to 25% of total assets in derivatives, including options, futures and swaps.

Current Investment Strategies	Investment Strategies in the Repositioned Prudential Income Builder Fund
Benchmark:	• S&P 500 Index (primary) • Customized Blend Index (secondary)*	• S&P 500 Index (primary)
• Barclays U.S. Aggregate Bond Index, which covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass through securities and asset backed securities (secondary).

*  The Customized Blend Index is intended to provide a theoretical comparison to the Fund's performance based on the amounts allocated to each asset class. Russell 3000® (40%) measures the performance of the largest 3,000 U.S. companies; Barclays U.S. Aggregate Bond (60%) includes investment-grade securities issued by the U.S. government, its agencies, and by corporations with between 1 and 10 years remaining to maturity. All indexes are unmanaged and do not reflect deductions for any sales charges or operating expenses of a mutual fund. The Russell index and Russell are trademarks of the Frank Russell Company. An investment cannot be made directly in an index.

Concentration Policy

In addition, if Proposal 1 is approved and the Fund Repositioning is implemented, the Target Fund will adopt a new interpretation of its policy on concentration. Under Section 8(b) of the 1940 Act, a fund must set forth in its registration statement its policy with respect to concentrating its assets (i.e., investing 25% or more of its total assets) in a particular industry or group of industries. The Target Fund's fundamental policy on concentration is that it will not purchase any security if as a result 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. PI proposed, and the Board approved, an interpretation of this concentration policy under which the Target Fund will not consider investment companies to be an industry for purposes of this policy, and the Target Fund's investment in an investment company that concentrates its investments in a particular industry or group of industries will not be considered an investment by the Target Fund in that particular industry or group of industries. Under this interpretation, the Target Fund will be permitted to invest 25% or more of its total assets in one or more Underlying Prudential Funds that themselves may invest 25% or more of their total assets in a particular industry or group of industries. As a result, the Target Fund will be permitted to expose 25% or more of its assets to the risks of the industry or group of industries in which an Underlying Prudential Fund invests. The interpretation of the concentration policy may cause the Repositioned Fund to be less diversified than the Target Fund. Generally, a more concentrated investment strategy can be riskier and more volatile than a broad diversified strategy.

New Subadvisers

QMA, a registered investment adviser, is an indirect, wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102. As of March 31, 2014, QMA had approximately $110.5 billion in assets under management worldwide. QMA's address is Two Gateway Center, 100 Mulberry Street, Newark, New Jersey 07102-5096.

Set forth below are the names, titles and principal occupations of the principal executive officers of QMA, some of whom are also members of QMA's Board of Managers (as indicated below). Unless otherwise indicated, the address of each individual is Two Gateway Center, 100 Mulberry Street, Newark, New Jersey 07102-5096.

Name	Position with QMA	Principal Occupations
Scott L. Hayward	Chief Executive Officer and Manager

Chief Executive Officer (since August 2005) of QMA; Senior Managing Director, Head of Client Relations (July 2004 to August 2005) of QMA; formerly Executive Vice President at Jennison Associates LLC (June 2003 to March 2006); formerly Managing Director at JP Morgan Fleming Asset Management (February 1998-June 2003)

Roy Henriksson	Chief Investment Officer	Chief Investment Officer (since June 2012) of QMA; formerly Chief Investment Officer of Advanced Portfolio Management (June 2002 to June 2012).
Anthony D. Miele	Chief Financial Officer and Manager	Chief Financial Officer (since January 2012) of QMA; Vice President and Controller (2006-December 2012) of QMA.
Clark D. Pellington	Chief Compliance Officer and Vice President	Chief Compliance Officer (since December 2005) of QMA; formerly Vice President Compliance (July 1998-December 2005).

Jennison, a registered investment adviser, is an indirect, wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey 07102. As of March 31, 2014, Jennison managed in excess of $178 billion in assets. Jennison's address is 466 Lexington Avenue, New York, NY 10017.

Set forth below are the names, titles and principal occupations of the principal executive officers and Directors of Jennison. Unless otherwise indicated, the address of each individual is 466 Lexington Avenue, New York, NY 10017.

Name	Position with Jennison	Principal Occupations
Mehdi A. Mahmud	Chairman, Director, Chief Executive Officer	Chairman (since January 2013), Director (since January 2012), Chief Executive Officer (since January 2012) of Jennison
Spiros Segalas	Director, President, Chief Investment Officer	Director (since January 1998), President (since January 1998), Chief Investment Officer (since January 1998) of Jennison
Kathleen A. McCarragher	Director, Managing Director	Director (since December 2007), Managing Director (since February 2006) of Jennison
Kenneth Moore	Treasurer, Executive Vice President, Chief Operating Officer	Treasurer (since June 2003), Executive Vice President (since April 2006), Chief Operating Officer (since January 2012) of Jennison
Leslie S. Rolison	Executive Vice President, Chief Administrative Officer	Executive Vice President (since January 2008), Chief Administrative Officer (since January 2012) of Jennison
Mirry M. Hwang	Secretary, Senior Vice President, Chief Legal Officer	Secretary (since November 2000), Senior Vice President (since January 2010), Chief Legal Officer of Jennison (since 2002)
Mary-Lynne Driscoll	Director	Vice President of Prudential Investment Management, Inc.

Name	Position with Jennison	Principal Occupations
David Hunt	Director	Director (since November 2011), Chairman (since November 2011), Chief Executive Officer (since November 2011), President (since November 2011) of Prudential Investment Management, Inc.
Taimur Hyat	Director	Vice President (since May 2013) of Prudential Investment Management, Inc.
Jurgen Muhlhauser	Director	Director (since December 2013), Vice President (since December 2013), Controller (since December 2013) of Prudential Investment Management, Inc.

PFI is a business unit of Prudential Investment Management, Inc. (PIM), which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey 07102. As of March 31, 2014, PFI managed approximately $418 billion in assets. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

Set forth below are the names, titles and principal occupations of the principal executive officers of PFI. One of such officers is also a member of PIM's Board of Directors. Unless otherwise indicated, the address of each individual is Two Gateway Center, 100 Mulberry Street, Newark, New Jersey 07102-5096.

Name	Position with PFI	Principal Occupations
James J. Sullivan	Senior Managing Director	Head of Prudential Fixed Income (since 1999).
Michael K. Lillard	Managing Director and Chief Investment Officer	Chief Investment Officer for Prudential Fixed Income (since 2008).
Steve Saperstein	Chief Operating Officer	Chief Operating Officer of Prudential Fixed Income.
James Hartmann	Chief Compliance Officer	Chief Compliance Officer for Prudential Fixed Income (since 2010); Formerly Chief Compliance Officer for UBS Alternative & Quantitative Investments' US-based advisory business.

PREI is a business unit of PIM, which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey 07102. PREI, comprised of fund management centers in the United States in Madison, NJ and Atlanta, GA, and globally in Munich, London, Singapore and Mexico City, is supported by a network of local offices throughout the world. PREI managed $55.7 billion in gross real estate assets ($41 billion net) as of December 31, 2013. PREI's address is 7 Giralda Farms, Madison, NJ 07940.

Set forth below are the names, titles and principal occupations of the principal executive officers of PREI. PREI has no directors. Unless otherwise indicated, the address of each individual is 7 Giralda Farms, Madison, NJ 07940.

Name	Position with PREI	Principal Occupations
Eric Adler	Chief Executive Officer and Chief Investment Officer

Chief Executive Officer (since August 2013) of Prudential Real Estate Investors; Chief Investment Officer (since January 2013) of Prudential Real Estate Investors; Formerly Head of Europe (July 2010-January 2013) of Pramerica Real Estate Investors (European business of Prudential Real Estate Investors); Formerly Co-Head of Europe (December 2006-May 2010) of Tishman Speyer.

Name	Position with PREI	Principal Occupations
Kenneth Warman	Global Chief Operating Officer

Global Chief Operating Officer (since January 2013) of Prudential Real Estate Investors; Head of Global Business Management (January 2012-December 2012) of Prudential Real Estate Investors; Head of Finance (December 2010-December 2011) of Prudential Real Estate Investors; Chief Financial Officer (January 2008-December 2010) of Prudential Mortgage Capital Company, January 2008-Dec 2010.

Husein Razak	Global Head of Finance	Global Head of Finance (since November 2013) of Prudential Real Estate Investors; Formerly Executive Director, CFO of Private Wealth Management (May 2009-November 2013) at Morgan Stanley.

Portfolio Managers for the Repositioned Fund

Information about the portfolio managers to be responsible for the day-to-day management of the Repositioned Fund is set forth below.

Ted Lockwood is a Managing Director for QMA and head of QMA's asset allocation area. He is responsible for portfolio management, investment research, and new product development. QMA's asset allocation team focuses on tactical, strategic, and dynamic asset allocation across traditional and non-traditional asset classes, including real assets and alternatives. Ted's experience also includes managing tactical asset allocation overlays, dynamically managed volatility strategies, quantitative long-short equity portfolios, and synthetic convertible bonds. Earlier in his career, Ted was an AT&T Bell Laboratories Fellow and member of the technical staff at AT&T. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University and earned an MS in Engineering and an MBA in Finance from Columbia University.

Edward L. Campbell, CFA, is a Principal and Portfolio Manager for QMA and a member of the asset allocation team. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has also served as a Portfolio Manager with Prudential Investments (PI) and spent several years as a Senior Analyst with PI's Strategic Investment Research Group (SIRG). Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst (CFA) designation.

Rory Cummings is a Portfolio Manager for QMA and a member of the Asset Allocation team. He also conducts macroeconomic, market valuation, and capital markets research. Rory has worked in various roles within the Asset Allocation team and, prior to joining, served as a Client Relations Specialist covering a variety of institutional clients. He earned a BA in Finance from Seton Hall University and a MBA in Financial Markets and Corporate Finance from New York University.

Ubong Edemeka, is a Managing Director & Income and Infrastructure Portfolio Manager/Research Analyst. Bobby joined Jennison Associates in March 2002. Bobby is a portfolio manager of Jennison's income and infrastructure strategies. Before joining Jennison, Bobby was a sell-side research analyst on the US Power & Utilities team at Goldman Sachs, for which he covered electric utilities and independent power producers. Prior to Goldman Sachs, he was an analyst on the global utilities team of SSB Citi Asset Management Group, a division of Citigroup. Bobby began his career as an analyst for the Prudential Utility Fund (now Prudential Jennison Utility Fund) at Prudential Investments in 1997 after completing Prudential's investment management training program. Bobby received his BA in government from Harvard.

Shaun Hong, CFA, is a Managing Director & Income and Infrastructure Portfolio Manager/Research Analyst. Shaun joined Jennison Associates in September 2000 when Prudential's public equity asset management capabilities merged into Jennison. Shaun is a portfolio manager of Jennison's income and infrastructure strategies. He joined Prudential in 1999 as an analyst responsible for the power, natural gas, and telecommunications industries within Prudential's public equity unit. Shaun began his career in 1992 as a research analyst covering telecommunications and technology companies at Parker/Hunter, a regional brokerage firm based in Pittsburgh. In 1994, Shaun joined Equinox Capital Management, where he worked for five years researching the utility, consumer products, commodities, and technology sectors. Shaun received his BS in industrial management from Carnegie Mellon University. He is a member of The New York Society of Security Analysts and CFA Institute.

Paul Appleby, CFA, is Managing Director and Head of PFI's Leveraged Finance Team, which includes the US and European High Yield Bond and Bank Loan sector teams. Previously, he was Director of Credit Research and Chief Equity Strategist for Prudential Financial's proprietary portfolios. Mr. Appleby was also a high yield bond credit analyst and worked in Prudential Financial's private placement group. Before joining Prudential Financial in 1987, he was a strategic planner for Amerada Hess. Mr. Appleby received a BS in Economics from The Wharton School of the University of Pennsylvania and an MBA from the Sloan School at the Massachusetts Institute of Technology (MIT). He holds the Chartered Financial Analyst (CFA) designation.

Michael J. Collins, CFA, is Managing Director and Senior Investment Officer for PFI. He is also senior portfolio manager for Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. He continues to work closely with the high yield team and other credit teams on portfolio strategy and construction. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Terence Wheat, CFA, is Principal, global high yield portfolio manager and emerging markets corporate portfolio manager at PFI. Previously, he was a high yield portfolio manager for Prudential Fixed Income's High Yield Team for six years. Mr. Wheat also spent 12 years as a credit analyst in Prudential Fixed Income's Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential's Financial Management Group. Mr. Wheat joined Prudential in 1988. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is Principal and high yield portfolio manager for PFI's High Yield Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in Prudential Fixed Income's Credit Research Group, covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of Prudential Financial's private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Ryan Kelly, CFA, is Principal and high yield portfolio manager for PFI's High Yield Team. Prior to assuming his current position in 2012, Mr. Kelly was a high yield credit analyst for nearly 10 years in Prudential Fixed Income's Credit Research Group, covering the automotive, energy, and finance sectors. Previously, Mr. Kelly was a senior high yield bond analyst at Muzinich & Company. Earlier, he was a senior associate at PNC Capital Markets/PNC Bank where he worked in the high yield bond, mergers and acquisition (M&A) and loan syndication groups. Mr. Kelly began his career as an investment banker at Chase Manhattan Bank, working on project finance transactions and M&A advisory mandates for the electric power sector. He earned a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.

David Bessey is Managing Director and Head of PFI's Emerging Markets Debt Team, investing in emerging market debt denominated in both US dollars and local currencies. Mr. Bessey is also senior portfolio manager of the Emerging Markets Debt Long/Short Strategy. Mr. Bessey started Prudential's Emerging Market effort in 1995 with sovereign strategist Cathy Hepworth and has grown this business to $26 billion (as of September 30, 2013.) Prior to joining Prudential Financial in 1989, Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey received a BS in Geological Engineering from Cornell University and an MBA in Finance from the Sloan School at the Massachusetts Institute of Technology (MIT).

Cathy L. Hepworth, CFA, is Managing Director and Emerging Market Sovereign Strategist/Portfolio Manager for PFI's Emerging Markets Team. Ms. Hepworth co-founded the firm's emerging markets debt management effort with David Bessey in 1995, together with the team growing the business to $26 billion. Previously, Ms. Hepworth was an analyst in the credit unit of Prudential Financial's Capital Management Group, focusing on various sovereign, financial and corporate sectors. Prior to joining Prudential Financial in 1989, she held analyst positions at Bankers Trust, Merrill Lynch, and Golembe Associates. Ms. Hepworth received a BSFS from Georgetown University, School of Foreign Service. She holds the Chartered Financial Analyst (CFA) designation.

Robert Cignarella, CFA, is Managing Director and co-Head of Prudential Fixed Income's Leveraged Finance Team, which includes the US and European High Yield Bond and Bank Loan sector teams. Previously, Mr. Cignarella was a managing director and co-head of high yield and bank loans at Goldman Sachs Asset Management and also held positions as high yield portfolio manager and high yield and investment grade credit analyst. Earlier, he was a financial analyst in the investment banking division of Salomon Brothers. Mr. Cignarella received an MBA from the University of Chicago, and a bachelor's degree in operations research, and industrial engineering from Cornell University. He holds the Chartered Financial Analyst (CFA) designation.

Daniel Thorogood, CFA, is Vice President for Prudential Fixed Income's High Yield Team, responsible for portfolio strategy and managing high yield bond allocations in multi-sector portfolios. Prior to joining the High Yield Team, Mr. Thorogood was a member of Prudential Fixed Income's Quantitative Research and Risk Management Group. Mr. Thorogood was the head of a team of portfolio analysts who support the firm's credit-related strategies, including investment grade corporate, high yield corporate, and emerging market debt sectors. The team was primarily responsible for performing detailed portfolio analysis relative to benchmarks, monitoring portfolio risk exposures, and analyzing performance through proprietary return attribution models. Prior to joining the Quantitative Research and Risk Management Group in 1996, Mr. Thorogood was Associate Manager in Prudential Fixed Income's Trade Support and Operations Unit. He received a BS in Finance from Florida State University and an MBA in Finance from Rutgers University. Mr. Thorogood holds the Chartered Financial Analyst (CFA) designation.

Marc R. Halle is a Managing Director for PREI where he is the Senior Portfolio Manager and Chief Investment Officer for all global real estate securities funds and investments. Mr. Halle is also a member of the firm's Global Investment Committee for all significant direct real estate investments. Marc has over 29 years experience in real estate capital markets, securities, development, acquisition and finance. Marc joined Prudential from Alpine Management & Research, where he was the Chief Operating Officer and Portfolio Manager for U.S. and global real estate securities funds. Prior to forming Alpine, Marc was the Senior Real Estate Analyst and Associate Portfolio Manager with Evergreen Asset Management, Inc., where he was jointly responsible for research, investment analysis and portfolio recommendations for all real estate securities. Previously, Marc was Senior Vice President and COO of W&M Properties (Empire State Realty Trust), a national real estate investment firm that held interests in office, multi-family and retail properties. Prior to W&M, Marc was a VP with Greenthal Realty, a New York based real estate firm that owned and operated multi-family throughout the NYC metropolitan area. Marc served on the Board of Directors of several privately held real estate companies. Marc is a member of the Investor Advisory Council of NAREIT, and is affiliated with the International Council of Shopping Centers (ICSC). In January 2011, Marc was featured in both The Wall Street Journal and Smart Money Magazine and named as one of "Americas Best Mutual Fund Mangers" for long term consistent performance. Marc has been widely quoted in the financial media including CNBC, Fox Business Channel, the Wall Street Journal, Smart Money, Forbes and Barron's. Marc holds an MBA degree in Finance from New York University's Executive MBA Program and a B.S., magna cum laude, from Tufts University, College of Engineering.

Rick J. Romano, CFA, is a Managing Director for PREI. He is responsible for management of the group's public securities investments. Mr. Romano joined Prudential in 1998 from Rockefeller & Co., an investment management firm for the Rockefeller family and other high net worth clients. At Rockefeller & Co., Mr. Romano was an Equity Analyst for three investment partnerships totaling over US$4.0 billion in publicly traded securities. He was responsible for covering real estate and leisure stocks globally and served as a generalist covering domestic equity securities. Prior to joining Rockefeller & Co., Mr. Romano was a Senior Investment Analyst at the Prudential Realty Group where he worked on the valuation, asset management and portfolio management of a US$1.0 billion equity hotel portfolio. Mr. Romano has served on the board of several private real estate companies. He is also a member of the CFA Institute (CFA), the New York Society of Security Analysts (NYSSA) and NAREIT. Mr. Romano

received a BA from Rutgers College and a MBA in Finance from New York University's Stern School of Business. In addition, he is a CFA charter holder.

Gek Lang Lee, CFA, is a Principal for PREI. Ms. Lee has been working in the public real estate sector in Asia for more than 20 years. Ms. Lee joined Prudential in June 2007 from Moon Capital LLC where she was the Global Real Estate sector head responsible for managing a portfolio of real estate stocks spanning Asia and Latin America. Prior to joining Moon Capital, Ms. Lee was the Head of Singapore Equities Research and Property analyst at UBS AG where she was credited with building up the Singapore institutional research team. Ms. Lee's work also included working with the UBS Investment Banking team on helping in the listing of REITs in Singapore. Prior to UBS, Ms. Lee was Head of Singapore Equities at Indosuez WICarr where she was responsible for the profitability of the Singapore Equity Business and also Regional Real Estate research. Ms. Lee holds a Bachelor of Science degree from the National University of Singapore and is also a CFA charter holder.

Michael Gallagher is a Director for PREI based in London. He is the Portfolio Manager for the European real estate securities. Mr. Gallagher has been working in the public securities market for over 13 years and specifically within real estate for 8 years. Prior to joining Prudential, Mr. Gallagher was the Assistant Fund Manager for Global Real Estate Securities at Aviva Investors (London) where he was responsible for portfolio construction and stock selection of European real estate securities. Prior to Aviva, Mr. Gallagher was a Vice President of Citigroup (London) where he covered diversified financials and the real estate sector. At Citigroup, Mr. Gallagher was responsible for modeling and research for companies under his coverage. Mr. Gallagher came to Citigroup from Deutsche Bank (London /Frankfurt) where he was a pan European equity analyst covering bank stocks and diversified German companies. Mr. Gallagher holds a BA in Economics from Harvard University, magna cum laude and was the recipient of the Harvard College Scholarship. Mr. Gallagher also holds a MA in International Political Economy from Cornell University where he was awarded the Mellon Foundation Scholarship. Mr. Gallagher speaks several languages including English (native), German, French, Italian and Portuguese.

Information About PI

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., 100 Mulberry Street, Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102.

Set forth below is the name, title and principal occupation of the principal executive officers of PI. There are no directors of PI. The address of the principal executive officer of PI is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position with PI	Principal Occupations
Stuart S. Parker	Chief Executive Officer, Officer-In-Charge, President, Senior Vice President and Chief Operating Officer

President of Prudential Investments LLC (since January 2012); Senior Vice President (since October 2007); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).

Kurt J. Byerly	Chief Financial Officer, Executive Vice President, Treasurer and Controller

Chief Financial Officer, Controller, Executive Vice President and Treasurer (since March 2008) of Prudential Investments LLC; Chief Financial Officer and Controller (since March 2008) of Prudential Mutual Fund Services LLC. Formerly, Director — Finance for Prudential Investments (2006-2008).

Teresa M. Gilbreath	Chief Compliance Officer and Vice President	Chief Compliance Officer of Prudential Investment Management, Inc. (since December 2013) and Prudential Investments LLC (since April 2014)

Name	Position with PI	Principal Occupations
Raymond A. O'Hara	Chief Legal Officer, Executive Vice President and Secretary

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Scott E. Benjamin	Executive Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

Christopher S. Cooper	Executive Vice President

Executive Vice President (since September 2008) of Prudential Investments LLC; President and Chief Executive Officer of Prudential International Investments Cayman (since December 2009); Chief Executive Officer of Prudential Mexico, LLC (since December 2008); Chairman, President and Chief Executive Officer (since October 2008) of Prudential International Investments, LLC; President and Chief Executive Officer (since October 2008) of Prudential International Investments, Corporation; Chairman (since October 2008) of Prudential International Investments Advisers, LLC; Vice President of Prudential Investment Management, Inc. (since September 2008); President of PGLH of Delaware, Inc. (since October 2007); Managing Director of Prudential International Investments Seoul (2007-2008); President and Chief Executive Officer of Prudential Investment & Securities Co., Ltd (2004-2007).

Theodore J. Lockwood	Executive Vice President

Executive Vice President (since August 2006) of Prudential Investments LLC; Vice President of QMA (since July 2004); Vice President of Prudential Investment Management, Inc. (since July 2004); Vice President of Prudential Trust Company (since May 2003).

Set forth below is a list of the officers of the Fund who are also officers or directors of PI. None of these persons hold a position with QMA, Jennison, or PIM.

Name(1)	Position with the Fund	Position with PI
Deborah A. Docs	Secretary	Assistant Secretary and Vice President
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President
Andrew R. French	Assistant Secretary	Assistant Secretary and Vice President
Raymond O'Hara	Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary
Lee D. Augsburger	Chief Compliance Officer	Chief Compliance Officer and Vice President
M. Sadiq Peshimam	Treasurer and Principal Financial and Accounting Officer	Vice President
Peter Parella	Assistant Treasurer	Vice President
Lana Lomuti	Assistant Treasurer	Vice President
Linda McMullin	Assistant Treasurer	Vice President
Theresa Thompson	Deputy Chief Compliance Officer	Vice President

(1)  Excludes Stuart S. Parker and Scott E. Benjamin, both of whom are officers of PI and serve as Interested Board Members of the Trust.

Substantially Similar Funds or Portfolios Managed by PI

PI does not manage another fund or portfolio that has investment objectives, policies, and strategies that are substantially similar to the proposed investment objective, policies, and strategies for the Repositioned Fund.

Substantially Similar Funds or Portfolios Advised by the New Subadvisers

None of the New Subadvisers manage another fund or portfolio that has investment objectives, policies, or strategies that are substantially similar to the proposed investment objective, policies, and strategies for the Repositioned Fund.

QMA provides asset allocation services to various institutional clients, mutual funds, including Prudential retail and insurance mutual funds, and other pooled investment vehicles. In connection with such services, QMA has allocated between traditional and non-traditional asset classes. However, there are no funds for which QMA provides services directly comparable to the asset allocation services to be provided to the Repositioned Fund.

Jennison will directly manage the assets allocated to it for the Repositioned Fund in a manner that is substantially similar to the investment strategy that it employs for the Prudential Jennison Equity Income Fund, a series of Prudential Investment Portfolios 10, Inc. Jennison receives a fee of 0.43% to $500 million, 0.38% over $500 million to $1 billion, and 0.34% over $1 billion of the Prudential Jennison Equity Income Fund's average daily net assets for serving as subadviser to the Prudential Jennison Equity Income Fund. As of March 31, 2014, Prudential Equity Income Fund had $4.642 billion in total net assets.

PREI manages several funds that invest in real estate-related investments, but there are no funds for which PREI serves as subadviser that have strategies directly comparable to those of the Repositioned Fund. For its services as a subadviser to other funds, PREI receives the following fees:

Fund	Annualized Contractual Subadvisory Fee Rate as a Percentage of Average Daily Net Assets	Total Net Assets as of March 31, 2014
Prudential Global Real Estate Fund, a series of Prudential Investment Portfolios 12 ("PIP 12")	0.45% of the investable assets up to $1 billion; 0.40% of the investable assets over $1 billion This fee is contractually waived to 0.38% of investable assets.	$3.269 billion
Prudential US Real Estate Fund, a series of PIP 12	0.45% of the investable assets	$34 million
Prudential International Real Estate Fund, a series of Prudential Investment Portfolios 9	0.50% of the investable assets	$23 million
AST Global Real Estate Portfolio, a series of Advanced Series Trust	0.45% of average daily net assets to $50 million;
0.40% of average daily net assets over $50 million to $150 million;
0.35% of average daily net assets over $150 million
	This fee is contractually waived to 0.38% of investable assets.	$595.395 million as of December 31, 2013

PFI will manage the assets allocated to it for direct investments in various sub-class strategies. For the portion of the Fund's assets that will be managed pursuant to a high yield strategy, such assets will be managed in a manner that is substantially similar to the investment strategy that PFI employs for the Prudential High Yield Fund. The Prudential High Yield Fund's current subadvisory fee rate is 0.250% up to and including $250 million, .2256% on the next $500 million, 0.2025% on the next $750 million, 0.1806% on the next $500 million, 0.160% on the next $500 million, 0.1406% on the next $500 million, and 0.1225% exceeding $3 billion of the Prudential High Yield Fund's average daily net assets. Prudential High Yield Fund had $3.294 billion in total net assets as of March 31, 2014. PFI also serves as subadviser to the AST High Yield Fund for which it receives a subadvisory fee of 0.25% of the average daily net assets of the AST High Yield Fund. The investment strategy for the AST High Yield Fund also is substantially similar to the strategy of the sub-class and the Prudential High Yield Fund. AST High Yield Fund had $1.563 billion in total net assets as of December 31, 2013.

With respect to the emerging markets debt sub-class, PFI serves as investment subadviser to the Prudential Emerging Markets Debt Local Currency Fund, a series of Prudential World Fund, Inc., and also manages various emerging market strategies, including hard currency, local currency, blended currency, corporate and long/short strategies. Although the Fund's investments in the emerging markets sub-class strategy may be denominated in local currencies or U.S. dollars, it is anticipated that based on current market conditions, which may change prior to the Fund Repositioning, such investments will primarily be denominated in U.S. dollars. PFI receives the following fees for its services as subadviser to the Prudential Emerging Markets Debt Local Currency Fund: 0.45% to $200 million of average daily net assets and 0.40% over $200 million of average daily net assets. Prudential Emerging Markets Debt Local Currency Fund had $37 million in total net assets as of March 31, 2014.

Matters Considered by the Board

The Board, including a majority of the Independent Trustees, met during the April Board Meeting to consider the Manager's proposal to change the Fund's subadvisory arrangements, investment objective, investment strategies, and name (such changes are collectively referred to herein from time to time as the "Fund Repositioning"). A majority of the Independent Trustees attended the April Board Meeting. The materials provided to the Board noted that the Target Fund has not been able to raise and retain significant net assets while experiencing net outflows and that as of March 31, 2013 the Target Fund had approximately $116 million in assets. In advance of the April Board Meeting, the Trustees received materials relating to all aspects of the Fund Repositioning and had the opportunity to ask questions and request additional information in connection with their consideration of the Fund Repositioning. The materials included, among other things, a detailed presentation by the New Subadvisers of the new investment strategies, performance information for asset classes to be managed by the New Subadvisers that are similar to other funds that they manage, a comparative analysis of the investment management fee rate for the Repositioned Fund and its estimated expenses compared to a peer group selected by Lipper, Inc. with investment policies and strategies similar to those of the Repositioned Fund. At the April Board Meeting, the Trustees approved a reduction in management fees at the Fund's current asset lender, subject to approval at the in-person June Board meeting. The Board also approved the addition of a contractual fee waiver and/or expense reimbursement, which will increase the Fund's net total expenses.

At the April Board Meeting, the Board, including a majority of the Independent Trustees, approved certain changes to the Fund's investment strategies as outlined above. The Board also preliminarily approved the termination of the existing subadvisory agreements relating to the Fund between the Manager and the Current Subadvisers, and the execution the of subadvisory agreements relating to the Fund between the Manager and the New Subadvisers. Implementation of the New Subadvisory Agreements between the Manager and the New Subadvisers is subject to "in person" Board approval at the June Board Meeting, as required by Section 15(c) of the 1940 Act. At the April Board Meeting, the Board received oral presentations from representatives of the Manager and the New Subadvisers and had the opportunity to ask questions and obtain additional information about the Fund Repositioning, including the proposed subadvisory arrangements.

The material factors and conclusions that formed the basis for the Trustees' determination to approve the proposed subadvisory arrangements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Target Fund by the Manager and the Current Subadvisers under the current Management Agreement and the current subadvisory agreements and the nature and extent of services to be provided to the Repositioned Fund by the Manager and the New Subadvisers under the New Subadvisory Agreements. The Board concluded that it was satisfied with the nature, extent, and quality of the investment advisory services expected to be provided to the Fund by the Manager and the New Subadvisers under the New Subadvisory Agreements.

Investment Performance

The Board noted that information had been provided with respect to the current Management Agreement, that the current Management Agreement had been considered and renewed by the Board in June 2013 as part of its annual consideration of the renewal of the Target Fund's investment management agreement, and that it had considered the Fund's historical investment performance. The Board also considered that information had been provided regarding the renewal of subadvisory agreements for other Prudential Mutual Funds subadvised by the New Subadvisers at its June 2013 Board meeting. The Board noted that it also received a representation that there were no material changes to the information presented at its June 2013 Board meeting with respect to the Management Agreement and subadvisory agreements for other Prudential Mutual Funds subadvised by the New Subadvisers.

The Board also considered that it was approving the New Subadvisers as subadvisers for the Repositioned Fund and that the New Subadvisers would be implementing new investment strategies for the Fund. Neither the Manager nor the New Subadvisers manage any single pooled investment vehicle that uses all of the investment strategies that are expected to be used in connection with the Repositioned Fund. As a result, there was no directly comparable investment performance for the Repositioned Fund for the Board to review at the April Board Meeting. Some of the investment strategies to be used by each of the New Subadvisers in connection with the Repositioned Fund are used by the New Subadvisers in connection with their management of portions of other registered investment companies and/or pooled investment vehicles. At the April Board Meeting, the Board reviewed performance information of other investment companies and/or pooled investment vehicles with strategies similar to those proposed to be managed by the New Subadvisers in the Repositioned Fund.

Other Matters

The Board considered that subadvisory fees are paid by PI to the subadvisers for the Fund. Therefore, a change in the subadvisory fee rate would not change the investment management fee paid by the Fund or its shareholders. The Board also considered that none of the Current Subadvisers are affiliated with the Manager and that the New Subadvisers are all affiliates of the Manager. Any change in the effective subadvisory fee rate would change the net investment management fee retained by PI. The net investment management fees to be retained by PI under the proposed subadvisory arrangements with the New Subadvisers would be reviewed along with the above-described factors in connection with any proposed future renewal of the Fund's investment management agreement or the proposed subadvisory agreements with the New Subadvisers for the Fund. The Board considered that as part of the proposed repositioning, PI would reduce the initial fee rate on its investment management fees, which would benefit the Fund and its shareholders based on the Fund's current assets under management. The Board also considered comparable subadvisory fees provided by PI and the New Subadvisers, as applicable.

Conclusion

Based on the materials provided to the Trustees and the presentations made by the Manager and the New Subadvisers at the April Board Meeting, the Board concluded that approving the New Subadvisers was in the best interests of the Fund and its shareholders.

Implementation

As explained in more detail above, the Manager and the Board are proposing that the Manager enter into New Subadvisory Agreements with the New Subadvisers in order to enable the Manager to:

•  terminate the unaffiliated Current Subadvisers as subadvisers for the Fund;

•  retain the affiliated New Subadvisers as the subadvisers for the Fund;

•  change the Fund name from the Target Conservative Allocation Fund to the Prudential Income Builder Fund, and

•  have the New Subadvisers implement new investment strategies for the Fund.

Expenses of the Repositioned Fund are expected to decrease as a result of the implementation of Proposal 1, including a reduction in management fees (based on the Fund's current size) and the addition of a contractual fee waiver and/or expense reimbursement which will decrease the Fund's net total assets.

Specifically, if the New Subadvisers are approved by the Fund's shareholders, the addition of the New Subadvisers and the termination of the Current Subadvisers are expected to occur in the second half of 2014 and the Fund's name will be changed from the Target Conservative Allocation Fund to the Prudential Income Builder Fund. If one or more of the New Subadvisory Agreements are not approved by shareholders, the Manager may determine to implement the New Subadvisory Agreement that obtained shareholder approval.

The Target Fund currently seeks current income and a reasonable level of capital appreciation as its investment objective. The Repositioned Fund would seek income and long-term capital growth as its investment objective.

The Repositioned Fund would, on average, have more equity exposure than the Target Fund under normal circumstances. The Repositioned Fund may have additional risk characteristics than the Target Fund depending on its asset allocation over time. See Exhibit C for a comparison of the principal and non-principal risks of the Target Fund and the Repositioned Fund. The Target Fund invests in a diversified portfolio of equity and debt obligations; it may invest approximately 40% (and up to 45%) of total assets in common stocks (of which 20% of its total assets may be in foreign equity securities) and 60% (and up to 65%) of total assets in debt securities of varying credit quality. The Target Fund may invest up to 15% in small capitalization stocks. The Target Fund may invest up to 30% of its total assets in securities denominated in foreign currencies (but no more than 15% in emerging market currencies), up to 25% of its total assets in derivatives (with up to 15% of net assets in swaps) and may invest up to 35% of total assets in mortgage related securities and 25% in asset-backed securities. In addition, the Target Fund may invest up to 35% of total assets in junk bonds. The Target Fund may invest in ETFs and may invest up to 20% of total assets in convertible and preferred securities.

The Repositioned Fund would be permitted to invest approximately 20% to 80% of total assets in equity and equity-related securities, which may include common stocks, securities convertible or exchangeable for common stock, preferred securities, warrants and rights, ETFs, MLPs, investments in various types of business ventures including partnerships and joint ventures and business development companies, real estate securities, securities of real estate investment trusts and income and royalty trusts, sponsored and unsponsored depositary receipts and other similar securities issued by U.S. or foreign companies of any market capitalization.

The Repositioned Fund may invest approximately 20% to 80% of total assets in fixed income investments, including all types of bonds (except preferred securities) of varying maturities and credit quality (including "junk" bonds), such as U.S. Government securities, mortgage-related (primarily mortgage-backed securities) and asset-backed securities, convertibles, corporate debt securities and foreign securities. Additionally, the Repositioned Fund may invest in underlying Prudential funds and ETFs. The Repositioned Fund may invest in defaulted securities; however, such investments are not expected to be a principal investment strategy. The Repositioned Fund may invest up to 25% of total assets in publicly traded MLPs. Like the Target Fund, the Repositioned Fund may invest up to 25% of its total assets in derivatives, including options, futures and swaps.

For the Repositioned Fund, QMA will dynamically allocate among the different market segments within equities and equity-related securities and fixed income obligations. Asset allocation decisions will be determined using a combination of quantitative tools and the judgment of QMA's investment professionals.

The Board has preliminarily approved each of the New Subadvisory Agreements under which the affiliated New Subadvisers will serve as Subadvisers to the Fund, the termination of the Current Subadvisers, the Fund Repositioning, the calling of the Meeting, and the submission to shareholders of Proposal No. 1 to hire the New Subadvisers as the subadvisers to the Fund. This Proposal involves shareholder approval of the New Subadvisory Agreements between PI and the New Subadvisers for the Fund. In addition to the shareholder approval, the New Subadvisory Agreements between PI and the New Subadvisers for the Fund are also subject to "in-person" Board approval at the June Board Meeting, as required by Section 15(c) of the 1940 Act. If shareholders approve Proposal 1, the Manager will retain the New Subadvisers, the Current Subadvisers will be terminated, the Target Fund's investment objective and investment strategies will change, and the name change for the Fund will be implemented.

In the event shareholders do not approve the hiring of one or more of the New Subadvisers as subadvisers for the Fund, then the change in investment objective and strategies, the name change, and termination of the Target Fund's Current Subadvisers may not go into effect. The Manager may determine to implement only the New Subadvisers that are approved by shareholders. If none of the New Subadvisers are approved by shareholders, the Target Fund would continue to operate in accordance with its current investment objective and strategy and the Board would consider alternatives.

Vote Required

Approval of each of the sub-proposals in Proposal 1 requires the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Fund's outstanding voting securities is the lesser of (i) 67% of the Fund's outstanding voting securities represented at a meeting at which more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities.

The Board of Trustees of Prudential Investment Portfolios 16, including all of the independent trustees, recommends that you vote "For" each of the sub-proposals in Proposal 1.

PROPOSAL NO. 2

To Approve a Proposal to Permit the Manager to Enter into, or Make Material Changes to, Subadvisory Agreements with Both Unaffiliated and Wholly-Owned Subadvisers without Shareholder Approval

The Board, including a majority of the Independent Trustees of the Trust, has approved, and recommends that the shareholders of the Fund approve, Proposal No. 2, which would permit PI to enter into subadvisory agreements with both unaffiliated subadvisers and subadvisers that are direct or indirect "wholly-owned subadvisers" (as that term is defined in the 1940 Act) of the Manager or a sister company of the Manager that is a direct or indirect "wholly-owned" subsidiary (as that term is defined in the 1940 Act) of the same company that directly or indirectly owns the Manager ("wholly-owned subadvisers") with respect to the Fund, or make material amendments to subadvisory agreements with existing unaffiliated and wholly-owned subadvisers to the Fund, with prior Board approval but without obtaining shareholder approval. The Fund is currently operating under a "manager-of-managers" structure whereby PI is permitted to enter into subadvisory agreements with unaffiliated subadvisers and/or make material amendments to subadvisory agreements with unaffiliated subadvisers with prior Board approval but without shareholder approval. The Fund, along with other Prudential funds, have filed an application with the SEC to amend the existing multi-manager order to extend the relief under the current order to apply to wholly-owned subadvisers. Among other conditions, shareholders are required to approve the revised multi-manager structure before the Fund would be able to rely on the amended exemptive relief. The Fund's exemptive application is currently pending with the SEC, and there is no guarantee that the SEC will grant the requested exemptive order.

Why Shareholder Approval is Being Sought

Section 15 of the 1940 Act makes it unlawful for any person to act as investment adviser to an investment company, except pursuant to a written contract that has been approved by shareholders. For purposes of Section 15, the term "investment adviser" includes any subadviser to an investment company. Section 15 also requires that an investment advisory agreement provide that it will terminate automatically upon its assignment. As a result, in the absence of exemptive relief, shareholder approval is required in the following circumstances:

•  (1) the employment by a fund of a new subadviser to replace an existing subadviser or (2) the allocation of a portfolio of assets to an additional subadviser or the reallocation of portfolio assets among existing subadvisers;

•  A material change in the terms of a subadvisory agreement;

•  The continued employment of an existing subadviser on the same terms if there has been or is expected to be an assignment of a subadvisory agreement as a result of a change of control of the subadviser.

The 1940 Act does not require shareholder approval for the termination of a subadvisory agreement if such termination is approved by a fund's Board of Directors/Trustees, including its independent directors/trustees, although shareholders of the fund may terminate a subadvisory agreement at any time by a vote of a majority of its outstanding voting securities, as defined in the 1940 Act.

In conformity with Section 15 of the 1940 Act, the Fund is currently required to obtain shareholder approval of subadvisory agreements with any subadviser that is affiliated with PI. As noted above, the Fund currently is operating under exemptive relief that permits it to enter into and amend, with prior Board approval but without shareholder approval, subadvisory agreements with subadvisers that are not affiliated with PI. As a result, the Fund is required to obtain shareholder approval of the subadvisory agreements with the New Subadvisers in Proposal 1, since all of the New Subadvisers are affiliated with PI. If shareholders approve Proposal 2, shareholders will no longer have the right to approve subadvisory agreements with wholly-owned subadvisers. With respect to Proposal 2, PI believes that no conflict of interest or opportunity for self-dealing would arise under the terms and conditions of the order as proposed to be amended. PI also believes that no economic incentive exists for PI to select a wholly-owned subadviser to manage all or a portion of the assets of the Fund over an unaffiliated subadviser. As noted above, the Fund is not responsible for compensating a wholly-owned subadviser directly. PI will receive a management fee pursuant to the Investment Management Agreement, which has been approved by the Board, including a majority of the Independent Board Members, and the shareholders of the Fund. PI is responsible, pursuant to the Investment Management Agreement, for paying the wholly-owned and unaffiliated subadvisers from the management fee it is paid by the Fund. Further, even if PI had an economic incentive, it would not be able to act to the detriment of the shareholders of the Fund due to the conditions of the order.

Fund shareholders have previously approved the Fund's operation under a multi-manager structure whereby PI may select one or more unaffiliated subadvisers to invest the assets of the Fund, subject to the review and approval of the Board. PI reviews each subadviser's performance on an ongoing basis and is responsible for communicating performance expectations and evaluations to subadvisers and for recommending to the Board whether a subadviser's contract should be renewed, modified or terminated.

Shareholders are now being asked to approve an amended multi-manager structure under which PI would be permitted to select and manage both unaffiliated and wholly-owned subadvisers pursuant to similar conditions. The kind of changes to agreements with unaffiliated and wholly-owned subadvisers that could be effected without further shareholder approval if Proposal No. 2 is approved include: (1) reallocating Fund assets among existing subadvisers; (2) allocating a portion of the Fund's assets to one or more additional subadvisers; (3) continuing a subadvisory agreement where a change in control of the subadviser automatically otherwise causes that agreement to terminate; and (4) replacing an existing subadviser with a new subadviser when PI and the Board determine that the new subadviser's investment philosophy and style, past performance, security section experience and preferences, personnel, facilities, financial strength, quality of service and client communication are more consistent with the best interests of the Fund and its shareholders.

If Proposal No. 2 is approved by the Fund's shareholders, those shareholders would no longer be entitled to approve the selection of a new wholly-owned subadviser or a material amendment to an existing subadvisory agreement with a wholly-owned subadviser. Instead, as is currently the case for unaffiliated subadvisers, within 90 days of the change shareholders would receive an information statement containing substantially all of the information about the wholly-owned subadviser and the subadvisory agreement that would otherwise be contained in a proxy statement.

If Proposal 2 is not approved by shareholders, shareholder approval would continue to be required for PI to enter into or materially amend a subadvisory agreement with a wholly-owned subadviser with respect to the Fund, such as the approvals being sought in Proposal 1.

Vote Required

Approval of Proposal 2 requires the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Fund's outstanding voting securities is the lesser of (i) 67% of the Fund's outstanding voting securities represented at a meeting at which more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities.

The Board of Trustees of Prudential Investment Portfolios 16, including a majority of the independent trustees, recommends that you vote "For" approval of the amended multi-manager structure.

VOTING INFORMATION

Approval of the Proposals requires the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Fund's outstanding voting securities is the lesser of (i) 67% of the Fund's outstanding voting securities represented at a meeting at which more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities.

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposals in favor of the adjournment and will vote those proxies required to be voted AGAINST the Proposals against the adjournment.

The presence, in person or by proxy, of 40 percent of the shares entitled to vote, except when a larger quorum is required by federal law or the Trust's by-laws or Declaration of Trust, shall constitute a quorum.

If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, because the Proposals require approval by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, abstentions and broker non-votes will have the effect of a vote against the Proposal. Abstentions and broker non-votes will not be considered for purposes of approving an adjournment of the Meeting.

In the event that sufficient votes to obtain a quorum have not been obtained by the Fund, the Fund may request that one or more brokers submit a specific number of broker non-votes in order to obtain a quorum. The Fund would only take such actions if it believed that such actions would result in a quorum and the Fund had already received or expected to receive sufficient shareholder votes to approve the Proposals at the Meeting. Therefore, shareholders who are against the Proposals should vote AGAINST the Proposals.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated thereon if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your shares will be voted FOR the Proposals described in this proxy statement and referenced on the proxy card.

The Proposals do not require separate voting by class. Each full share of the Fund outstanding is entitled to one vote, and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote, with respect to each of the sub-proposals in Proposal 1 and for Proposal 2. Information as to the number of outstanding shares of the Fund as of the Record Date is set forth below:

Class A:  7,392,036.593

Class B:  492,535.275

Class C:  1,569,617.444

Class R:  24,460.328

Class Z:  437,625.309

The solicitation is made primarily by the mailing of the Notice, this Proxy Statement and the accompanying proxy card on or about June 12, 2014. Supplemental solicitations may be made by mail, telephone, facsimile, electronic means or by personal interviews by representatives of the Fund. All costs and expenses directly related to this proxy solicitation will be paid by PI or its affiliates.

Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholder. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of law.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Target Fund. In addition, the Target Fund has engaged D. F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of D. F. King & Co., Inc. if the Target Fund has not yet received your vote. D. F. King & Co., Inc. may ask you for authority, by telephone, to permit D. F. King & Co., Inc. to execute your voting instructions on your behalf. Proxy solicitation costs are currently estimated to be approximately $200,000, which shall be borne by PI or its affiliates.

Revoking Voting Instructions

You may revoke any proxy card by giving another proxy or by letter revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

ADDITIONAL INFORMATION

To the knowledge of the Trust, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Target Fund as of the Record Date. To the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the shares of any share class of the Target Fund as of the Record Date.

Portfolio Name	Shareholder Name	Address	Share Class	Shares / Percentage
Target Conservative Allocation	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	A	1,996,897 / 27.01%
	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	B	149,351 / 30.32%
	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	C	871,683 / 55.53%
	Morgan Stanley & Co	Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	C	144,025 / 9.18%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	C	104,743 / 6.67%
	Frontier Trust Company FBO Bent Marine, Inc. 401(K) & P/S Plan	PO Box 10758 Fargo, ND 58106	R	13,630 / 55.73%
	Raymond James Omnibus For Mutual Funds House Accounts, Attn Courtney Waller	880 Carillon Parkway St Petersburg, FL 33716	R	8,979 / 36.71%
	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	Z	231,051 / 52.80%
	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Drive East Jacksonville, FL 32246	Z	57,854 / 13.22%
	Morgan Stanley & Co	Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	Z	34,034 / 7.78%

Broker-dealers affiliated with the Manager received no commissions from the Trust with respect to the Target Fund during the twelve-month period ended May 1, 2014.

SHAREHOLDER PROPOSALS

Any shareholder who wishes to submit a proposal to be considered at the Trust's next meeting of shareholders should send the proposal to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

The Trust is not required, and does not intend, to hold meetings of shareholders other than as required under its Declaration of Trust, the 1940 Act, or other applicable law, or if otherwise deemed advisable by the Board.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

The Manager knows of no business to be presented at the Meeting other than the matters described in this Proxy Statement. If any other matter is properly presented at the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

It is important that you execute and return ALL of your proxy cards promptly.

EXHIBIT A

Subadviser	Address
Eagle Asset Management, Inc.	880 Carrillon Parkway, St. Petersburg, FL 33716
EARNEST Partners, LLC	1180 Peachtree Street NE, Suite 2300, Atlanta, GA 30309
Epoch Investment Partners, Inc.	399 Park Avenue, New York, New York 10022
Pacific Investment Management Company LLC	840 Newport Center Drive, Newport Beach, California 92660
Hotchkis and Wiley Capital Management, LLC	725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439
Massachusetts Financial Services Company	111 Huntingdon Avenue, Boston, Massachusetts 02199
Vaughan Nelson Investment Management, L.P.	600 Travis Street, Suite 6300, Houston, Texas 77002
NFJ Investment Group LLC	2100 Ross Avenue, Dallas, Texas 75201

A-1

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EXHIBIT B

PRUDENTIAL INVESTMENT PORTFOLIOS 16

Prudential Income Builder Fund

FORM OF SUBADVISORY AGREEMENT

Agreement made as of this             day of                   , 2014 between Prudential Investments LLC ("PI" or the "Manager"), a New York limited liability company, and (the "Subadviser").

WHEREAS, the Manager has entered into a Management Agreement, dated May 25, 2004 (the "Management Agreement") with Prudential Investment Portfolios 16, formerly Target Asset Allocation Funds, a Delaware statutory trust (the "Trust") and a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to which PI acts as Manager of the Trust; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to Prudential Income Builder Fund, formerly Target Conservative Allocation Fund (the "Fund"), which is a series of the Trust, and to manage such portion of the Fund's portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.  (a) Subject to the supervision of the Manager and the Board of Trustees of the Trust (the "Board"), the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)  The Subadviser shall provide supervision of such portion of the Fund's portfolio as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned (other than directing a securities lending program) by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii)  In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Declaration of Trust, as amended, and the By-Laws of the Trust and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures ("Board Procedures") which have been provided to it by the Manager (the "Trust Documents"), and with the instructions and directions of the Manager and of the Board, and co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance. The Subadviser shall also comply at all times with the applicable sections of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities laws. The Manager shall provide Subadviser timely with copies of any updated Trust or Fund Documents, including a list of Fund affiliates.

(iii)  The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker-dealer affiliated with the Manager or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to seeking best execution (which may not involve the most favorable commission). Within the framework of this policy, the Subadviser may consider the receipt of services that affect securities transactions and incidental functions, such as clearance and settlement functions, and advice as to the value of securities, the advisability of investing in securities, the availability of securities or purchasers or sellers of securities and analyses and reports concerning issues, industries, securities, economic factors, trends, portfolio strategy, and the performance of accounts, the financial responsibility, and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. Pursuant to the rules promulgated under Section 326 of the USA PATRIOT ACT, broker-dealers are required to obtain, verify and record information that identities each person who opens an account with them. In accordance therewith, broker-dealers whom the Subadviser selects to execute transactions in the Fund's account may seek identifying information about the Trust and/or the Fund.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Manager hereby agrees and consents that the Subadviser and its affiliates are authorized to execute cross agency transactions for the Fund, provided such transactions comply with applicable laws and regulations.

(iv)  The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser's services under this Agreement reasonably requested by the Manager in writing and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available with prior written notice its employees and officers (or their designees) for consultation with any of the trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

(v)  The Subadviser or its affiliates shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages. The Subadviser shall furnish the Manager each day with mutually agreed upon information in a mutually agreed upon format concerning portfolio transactions, and such other reports in a form and frequency as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi)  The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser's responsibility to the Fund, the Manager agrees that the Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, the Manager acknowledges that the Subadviser, or its agent, or employees, or any of the accounts the Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii)  The Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with the Subadviser should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process in accordance with Section 7 of this Agreement.

(viii)  The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.

(ix)  The Subadviser shall provide annually to the Manager a copy of Subadviser's Form ADV as filed with the Securities and Exchange Commission (the Commission).

(b)  The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such trustees, officers or employees.

(c)  The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain copies of such records. The Fund's books and records maintained by the Subadviser shall be made available, within a reasonable period of time following submission of a written request, to the Fund's accountants or auditors during regular business hours at the Subadviser's offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser's possession that pertain to the Fund. These books, records, information, or reports may be made available to properly authorized government representatives consistent with state and federal law and/or regulations, provided that the Subadviser is given prior notice of such disclosure, unless such prior notice is prohibited by law or regulation. In the event of the termination of this Agreement, the Fund's books and records maintained by the Subadviser shall be returned to the Fund or the Manager upon the written request of the Trust, provided that the Subadviser shall be permitted to keep copies of such records. The Subadviser agrees that, subject to the execution of a Confidentiality and Non-Disclosure Agreement by and between the Subadviser and the Manager, the policies and procedures the Subadviser has established for managing the Fund's portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(d)  The Subadviser shall maintain a written code of ethics (the "Code of Ethics") that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request, subject to the requirements of paragraph 1(b) hereof. The Subadviser shall use its best efforts to ensure that its employees comply in all material respects with the provisions of Section 16, as applicable, of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with respect to the Fund with the Commission or such other regulator having appropriate jurisdiction. The Subadviser shall be responsible for the preparation and filing of Form 13F on behalf of the Fund, unless otherwise directed by the Manager.

(e)  The Subadviser shall furnish to the Manager a mutually-agreed upon certification regarding records prepared in connection with maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Manager may reasonably request in writing.

(f)  The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio in accordance with the Subadviser's procedures, subject to such reporting and other requirements as shall be established by the Manager which may include use by Manager of a third-party vendor for proxy voting administration services. The Subadviser may utilize a third-party voting service and customized policies designed to promote accountability of a company's management and board of directors to its shareholders and to align the interests of management with those of shareholders.

(g)  Upon reasonable request from the Manager in writing, the Subadviser (through a qualified person) shall assist the valuation committee of the Trust or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(h)  The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with a mutually agreeable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information provided by Subadviser in the Prospectus is (or will become) materially inaccurate or incomplete.

(i)  The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(j)  The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as Subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Fund's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its "Advisory Persons" (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Fund and the Manager.

(k)  The Subadviser is not responsible for making any securities class action filings on behalf of the Trust or the Fund.

2.  The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3.  The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the "Custodian"). Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of Subadviser properly authorized to give such instruction.

4.  For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets (as calculated by the Custodian) of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager. If this Agreement becomes effective or terminates, or if the manner of determining the applicable fee changes, in the middle of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

5.  (a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance or bad faith on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. In any event, neither the Subadviser nor its affiliates shall be liable for any loss or damage arising or resulting from the acts or omissions of the Fund's custodian, any broker, financial institution or any other third party with or through whom the Subadviser arranges or enters into a transaction with respect to the Fund.

(b)  The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

(c)  The Manager expressly acknowledges that the Subadviser is a New Jersey limited liability company and that all persons dealing with the Subadviser must look solely to the property of the Subadviser for satisfaction of claims of any nature against the Subadviser, as neither the trustees, officers, employees nor shareholders of the Subadviser assume any personal liability in connection with its business or for obligations entered into on its behalf.

6.  Subject to the right of each, the Manager and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Manager and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party's customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

7.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice (other than notice to stop trading in the Fund's portfolio) to the Subadviser upon the execution of a new Agreement with a successor Subadviser.

8.  Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Trust at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at , Attention: Secretary, with a copy to Chief Legal Officer at the same address.

9.  Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust or the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10.  During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way (including the Subadviser's name, derivatives thereof and any logo associated therewith), prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after confirming receipt thereof and prior to the distribution of such material. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Manager hereby approves the use of the Manager's, the Trust's or the Fund's name (and any derivatives thereof or any logos associated with those names) on a representative client list of the Subadviser.

11.  The Manager hereby certifies that there are policies and procedures reasonably designed to effect the Fund's policies and procedures disclosed in its prospectus to detect and deter disruptive trading practices in the Fund, including "market timing," and the Manager agrees that it will continue to enforce and abide by such policies and procedures, as amended from time to time. The Subadviser agrees, upon reasonable request from the Manager, reasonably to assist the Manager to detect and deter disruptive trading practices in the Fund. Manager and Subadviser agree to fulfill their respective duties under this Agreement in accordance with applicable laws and regulations, both state and federal.

12.  In performance of its duties and obligations under this Agreement, the Manager shall use best efforts to not share sales data for the Fund with the Subadviser.

13.  The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

14.  This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

15.  This Agreement shall be governed by the laws of the State of New York.

16.  The Manager acknowledges that the Subadviser has provided it with a copy of the Subadviser's most recent Form ADV as filed with the Commission, for its benefit and the benefit of the Trust.

17.  This Agreement in no way restricts the Subadviser's right to perform investment management or other services for any person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund. The Fund and the Manager understand that the Subadviser shall not have any obligation to purchase or sell any security for the Fund which it (as investment manager for other clients, or as principal) or its affiliates or employees may purchase or sell for its or their own account or for the account of any other clients, if it is the Subadviser's opinion that such transaction or investment appears unsuitable or undesirable for the Fund.

18.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC
By: Name: Title:
SUBADVISER
By: Name: Title:

SCHEDULE A

PRUDENTIAL INCOME BUILDER FUND

As compensation for services provided by the Subadviser, Prudential Investments LLC (PI) will pay the Subadviser a fee equal, on an annualized basis, to the following:

Fund Name	Fee on Combined Average Daily Net Assets
Prudential Income Builder Fund	%

Dated as of             , 2014

EXHIBIT C

The following table compares identifies the principal and non-principal risks associated with an investment in the Target Fund and the Repositioned Fund, either through the New Subadvisers' direct investments or indirectly through the Repositioned Fund's investments in the Underlying Prudential Funds or ETFs.

Principal and Non-Principal Risks and Descriptions	Target Fund	Repositioned Fund
Market Events. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected. In addition, policy and legislative changes in the United States and other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.	Yes	Yes
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.	Yes	Yes
Asset Allocation Risk. Asset allocation risk is the risk that the Fund's assets may be allocated to an asset class that underperforms other asset classes. For example, fixed income securities may underperform equities.
The Fund may invest 25% or more of its total assets in one or more Underlying Prudential Funds that themselves may invest 25% or more of their total assets in a particular industry or group of industries. As a result, the Fund may have exposure to the extent of 25% or more of its assets to the risks of the industry or group of industries in which an Underlying Prudential Fund invests, and the value of the Fund's shares may fluctuate more than the value of shares of a fund that invests in a broader range of industries.	No	Yes

Principal and Non-Principal Risks and Descriptions	Target Fund	Repositioned Fund
Fund of Funds Risk. The value of an investment in the Fund will be related in large part to the investment performance of the Underlying Prudential Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these Underlying Prudential Funds and their investments. Because the Fund's allocation among different Underlying Prudential Funds and direct investments in securities and derivatives will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Prudential Fund will also expose the Fund to a pro rata portion of the Underlying Prudential Fund's fees and expenses. In addition, one Underlying Prudential Fund may buy the same securities that another Underlying Prudential Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.	No	Yes
Affiliated Funds Risk. The Fund's manager serves as the manager of the Underlying Prudential Funds. It is possible that a conflict of interest among the Fund and the Underlying Prudential Funds could affect how the manager and subadvisers fulfill their fiduciary duties to the Fund and the Underlying Prudential Funds. Because the amount of the investment management fees to be retained by the manager and the subadvisers may differ depending upon the Underlying Prudential Funds in which the Fund invests, there is a conflict of interest for the Manager and the subadvisers in selecting the Underlying Prudential Funds. In addition, the manager and the subadvisers may have an incentive to take into account the effect on an Underlying Prudential Fund in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Prudential Fund. Although the manager and the subadvisers take steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund. In addition, the subadvisers may invest in Underlying Prudential Funds that have a limited or no performance history.	No	Yes
Asset Class Variation Risk. The Underlying Prudential Funds invest principally in the securities constituting their asset class (i.e., MLPs and various types of fixed-income investments). However, under normal market conditions, an Underlying Prudential Fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the Underlying Prudential Funds at any given time and the percentage of the Fund's assets invested in the Underlying Prudential Funds, the Fund's actual exposure to the securities in a particular asset class may vary substantially from its allocation to that asset class.	No	Yes
Multi-Manager Risk. While the manager monitors the investments of each subadviser and monitors the overall management of the Fund, each subadviser makes investment decisions for the asset classes it manages independently from one another. It is possible that the investment styles used by a subadviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund.	Yes	Yes

Principal and Non-Principal Risks and Descriptions	Target Fund	Repositioned Fund
Risks of Small and Medium Sized Companies. Small and medium capitalization companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, their prices may fluctuate more than the stocks of larger, more established companies.	Yes	Yes
Energy Sector Risk. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.	No	Yes
Master Limited Partnerships Risk. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Fund's investment in MLPs also subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP's general partner, cash flow risks, dilution risks and risks related to the general partner's right to require unit-holders to sell their common units at an undesirable time or price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Since MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund's return on its investment in MLPs.	No	Yes

Principal and Non-Principal Risks and Descriptions	Target Fund	Repositioned Fund
Initial Public Offerings Risk. The Fund may participate in the initial public offering (IPO) market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund's performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.	No	Yes
Tax Risk. In order to qualify as a regulated investment company (a RIC) under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. If the Fund were to fail to qualify as a RIC, the Fund could be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits. If the Fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Fund would be subject to diminished returns. One of the Underlying Prudential Funds, the Prudential Jennison MLP Fund, is taxed as a regular corporation, or "C" corporation, for federal income tax purposes. This means that the Prudential Jennison MLP Fund is generally subject to U.S. federal income tax on its taxable income at the rates applicable to corporations and also subject to state and local income taxes. This is a relatively new strategy for mutual funds and may have unexpected and potentially significant consequences for shareholders, including the Fund.	No	Yes
Market Risk. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Regardless of how well an individual investment performs, if financial markets go down, you could lose money.	Yes	Yes
Management Risk. Actively managed mutual funds are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the securities selected by the subadviser may underperform the markets in general, the Fund's benchmark and other mutual funds with similar investment objectives.	Yes	Yes
Fixed Income Obligations Risk. As with credit risk, market risk and interest rate risk, the Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements. Certain types of fixed income obligations also may be subject to call and redemption risk, where the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income. The Fund may invest in variable or floating rate fixed income obligations.	Yes	Yes

Principal and Non-Principal Risks and Descriptions	Target Fund	Repositioned Fund
Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments. In addition to interest rate risk, investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk and liquidity risk.	Yes	Yes
Risks of Investments in Loans. The Fund's ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignment or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund's access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations and assignments generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value floating rate loans, or sell floating rate loans at an acceptable price when it wants to sell them. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the investment subadviser's credit analysis of the borrower, and in the case of a loan participation of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable.	No	Yes
Junk Bonds Risk. High-yield, high-risk bonds have speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.	Yes	Yes

Principal and Non-Principal Risks and Descriptions	Target Fund	Repositioned Fund
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed-income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline.	Yes	Yes
Interest Rate Risk. This is the risk that the securities in which the Fund invests could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities generally are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument's reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. Certain types of debt obligations are also subject to prepayment and extension risk. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by a subadviser.	Yes	Yes
Foreign Securities Risk. Investing in securities of non-U.S. issuers generally involves more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system. Additionally, the changing value of foreign currencies could also affect the value of the assets the Fund holds and the Fund's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in foreign securities may be subject to non-U.S. withholding and other taxes. Investments in emerging markets countries are subject to greater volatility and price declines. Low trading volumes may result in a lack of liquidity and in price volatility. In addition, such countries may have policies that restrict investment by foreign investors, or that prevent foreign investors from withdrawing their money at will.	Yes	Yes

Principal and Non-Principal Risks and Descriptions	Target Fund	Repositioned Fund
Liquidity Risk. This is the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. It also includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at an unfavorable time and conditions.	Yes	Yes
Emerging Markets Risk. The risks of non-U.S. investments are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreign investors, or that prevent foreign investors from withdrawing their money at will.	No	Yes
Currency Risk. The Fund's assets may be invested in securities that are denominated in non-U.S. currencies or directly in currencies. Such investments are subject to the risk that the value of a particular currency will change in relation to the U.S. dollar or other currencies. The weakening of a country's currency relative to the U.S. dollar will negatively affect the dollar value of the Fund's assets. Among the factors that may affect currency values are trade balances, levels of short term interest rates, differences in relative values of similar assets in different currencies, long term opportunities for investment and capital appreciation, central bank policy, and political developments. The Fund may attempt to hedge such risks by selling or buying currencies in the forward market; selling or buying currency futures contracts, options or other securities thereon; borrowing funds denominated in particular currencies; or any combination thereof, depending on the availability of liquidity in the hedging instruments and their relative costs. There can be no assurance that such strategies will be implemented or, if implemented, will be effective. The Fund would incur additional costs from hedging.	No	Yes

Principal and Non-Principal Risks and Descriptions	Target Fund	Repositioned Fund
Derivatives Risk. The Fund will engage in a variety of transactions using "derivatives," such as futures, options, forwards and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over-the-counter" derivatives). The Fund will use derivatives both for hedging purposes (to seek to reduce risk) and for non-hedging purposes (to seek to increase return consistent with the Fund's investment objective). Although the Fund has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the investment subadviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.	Yes	Yes
Equity Securities Risk. There is the risk that the price of a particular stock the Fund owns could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of them in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.	Yes	Yes
U.S. Government and Agency Securities Risk. U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. In addition, to the extent the Fund invests in such securities, its potential for capital appreciation may be limited. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. Although the U.S. Government has provided support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.	Yes	Yes

Principal and Non-Principal Risks and Descriptions	Target Fund	Repositioned Fund
Market Capitalization Risk. The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and medium-sized companies are less stable than the prices of large company stocks and may present greater risks. In exchange for the potentially lower risks of investing in large capitalization companies, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.	Yes	Yes
Active Trading Risk. The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund's performance and have adverse tax consequences	Yes	Yes
Risks of Investing in Infrastructure Companies. Securities of infrastructure companies are more susceptible to adverse economic, social, political and regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, insufficient supply of necessary resources, increased competition from other providers of similar services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Certain infrastructure companies may operate in limited areas or have few sources of revenue.
Infrastructure companies may also be affected by or subject to:
• regulation by various government authorities;
• government regulation of rates charged to customers;
• service interruption due to environmental, operational or other mishaps as well as political and social unrest;
• the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and
• general changes in market sentiment towards the assets of infrastructure companies.	No	Yes
Real Estate Investment Trust (REIT) Risk. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to tax laws or failure by the REIT to qualify for tax-free pass-through of income under the tax laws, and the effect of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT, the Fund could bear its ratable share of the REIT's expenses and would at the same time continue to pay its own fees and expenses. The Fund's investments in REITs may subject the Fund to duplicate management and/or advisory fees.	Yes	Yes

Principal and Non-Principal Risks and Descriptions	Target Fund	Repositioned Fund
Utility Sector Risk. The Fund is subject to risks of the utility industry, such as inflation and regulatory change. When interest rates go up, the value of securities issued by utility companies historically has gone down. Although the average dividend yield of utility industry stocks has been higher than those of other companies, the total return of utility securities has historically underperformed those of industrial companies. In most countries and localities, the utility industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utility companies. In addition, utility companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects.	No	Yes
Passive Strategy/Index Risk. The Fund will be subject to this risk to the extent the Fund invests in ETFs that use a passive investment strategy by attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may have exposure to constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the ETFs' (and thus the Funds') return to be lower than if the Fund invested in an ETF that employed an active strategy.	No	Yes
Index Tracking Risk. While the Fund's investments in passive ETFs generally seek to track the performance of an index as closely as possible (i.e., achieve a high degree of correlation with an index), the return may not match or achieve a high degree of correlation with the return of the index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.	Yes	Yes
Convertible Securities Risk. Convertible securities tend to be subordinate to other debt securities issued by the same issuer. Also, issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities generally provide yields higher than the underlying stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.	No	Yes

Principal and Non-Principal Risks and Descriptions	Target Fund	Repositioned Fund
Preferred Securities Risk. There are special risks associated with investing in preferred securities. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred securities are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. Unlike debt securities, dividend payments on a preferred security typically must be declared by the issuer's board of directors. An issuer's board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred securities at any time. In the event an issuer of preferred securities experiences economic difficulties, the issuer's preferred securities may lose substantial value due to the reduced likelihood that the issuer's board of directors will declare a dividend and the fact that the preferred security may be subordinated to other securities of the same issuer. There is a chance that the issuer of any of the Fund's direct or indirect holdings will default (fail to make scheduled dividend payments on the preferred security or scheduled interest payments on other obligations of the issuer not held by the Fund or the Fund's underlying investments).	No	Yes
Credit Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in these credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. The Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.	Yes	Yes
Exchange Traded Funds. The Fund may invest in ETFs. ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in the Fund's investment strategies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such ETF.	Yes	Yes

Principal and Non-Principal Risks and Descriptions	Target Fund	Repositioned Fund
Short Sales. The Fund may make short sales of a security. This means that a Fund may sell a security that it does not own when it thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risks. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money to the extent that the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Although the Fund's gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. The Fund may also make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.	Yes	Yes
Municipal Obligations. The Fund may, from time to time, invest in municipal bonds, which may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.The Fund may invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain funds for various public purposes. The Fund may invest in municipal asset-backed securities, which are debt obligations, often issued through a trust or other investment vehicles that are backed by municipal debt obligations and accompanied by a liquidity facility. The Fund may invest in municipal securities with the right to resell such securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date. Such a right to resell is commonly referred to as a "put" or "tender option."Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Interest from municipal securities received by the Fund will not be eligible from exclusion from federal income tax when distributed to shareholders. Such securities are traded primarily in the OTC market.	Yes	No

Principal and Non-Principal Risks and Descriptions	Target Fund	Repositioned Fund
When Issued and Delayed Delivery Securities.The Fund may purchase or sell securities that the Fund is entitled to receive on a when-issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.	Yes	Yes
Reverse Repurchase Agreements and Dollar Rolls. The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund may enter into dollar rolls. In a dollar roll, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Fund will segregate cash or other liquid assets, marked to market daily, having a value equal to the obligations of the Fund in respect of dollar rolls. Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities sold by the Fund but which the Fund is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.	Yes	Yes
Money Market Instruments. The Fund may invest in money market instruments, including commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. Money market instruments with maturities less than 60 days are valued using amortized cost which approximates market value.	Yes	Yes

PRUDENTIAL INVESTMENT PORTFOLIOS 16
Target Conservative Allocation Fund

Gateway Center Three, 4th Floor, 100 Mulberry Street Newark, New Jersey 07102-4077

SPECIAL MEETING OF SHAREHOLDERS — August 14, 2014

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF PRUDENTIAL INVESTMENT PORTFOLIOS 16 (THE “TRUST”) WITH RESPECT TO TARGET CONSERVATIVE ALLOCATION FUND (THE “FUND”), A SERIES OF THE TRUST. The undersigned hereby appoints Raymond O’Hara, Claudia DiGiacomo, and Jonathan D. Shain as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of beneficial interest of the Fund held of record by the undersigned on May 16, 2014, at the Meeting to be held on August 14, 2014 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. PLEASE REFER TO THE PROXY STATEMENT DATED MAY 27, 2014 FOR DISCUSSION OF THE PROPOSALS. THE PROXY STATEMENT IS AVAILABLE ON THE FUND’S WEBSITE AT WWW.PRUDENTIALFUNDS.COM/FUNDCHANGES.

If shareholders of the Fund approve the sub-proposals in Proposal 1, new investment strategies for the Fund will be implemented, the current unaffiliated subadvisers to the Fund will be terminated, the new subadvisers will be retained (all of which are affiliates of the manager of the Fund), and the Fund’s name will change to the “Prudential Income Builder Fund.” If a sub-proposal is not approved, the Manager may determine to implement the sub-proposals that are approved by shareholders (and corresponding changes in investment strategies).

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

This voting card is valid only when signed and dated. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the Proxy Card below at hand.

2) Go to Website www.proxyvote.com

3) Follow the instructions provided on website.

TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the Proxy Card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.

2) Check the appropriate boxes on the Proxy Card below.

3) Sign and date the Proxy Card.

4) Return the Proxy Card in the envelope provided.

If you vote by Telephone or Internet, you do not have to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TARGET CONSERVATIVE ALLOCATION FUND

Please fill in box as shown using black or blue ink or number 2 pencil. ☒

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The Board of Trustees of Prudential Investment Portfolios 16 recommends voting FOR the Proposals.

	FOR	AGAINST	ABSTAIN
Proposal 1
(a) To approve a new subadvisory agreement between Prudential Investments LLC and Quantitative Management Associates LLC with respect to the Fund	☐	☐	☐
(b) To approve a new subadvisory agreement between Prudential Investments LLC and Jennison Associates LLC with respect to the Fund	☐	☐	☐

(c) To approve a new subadvisory agreement between Prudential Investments LLC and Prudential Investment Management, Inc. on behalf of its business unit, Prudential Fixed Income, with respect to the Fund

	☐	☐	☐

(d) To approve a new subadvisory agreement between Prudential Investments LLC and Prudential Investment Management, Inc. on behalf of its business unit, Prudential Real Estate Investors, with respect to the Fund

	☐	☐	☐

Proposal 2

To approve a proposal to permit PI  to enter into, or make material changes to, subadvisory agreements with both unaffiliated and subadvisers that are wholly-owned subsidiaries of Prudential Investments LLC or a sister company without shareholder approval.

FOR	AGAINST	ABSTAIN

☐	☐	☐

If this proxy card is signed and returned with no choices indicated, the shares will be voted for the proposals.

Dated:

Signature		(Sign in the Box)